                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                        Cyrus Capital Partners GP, L.L.C.

Address:                                     c/o Cyrus Capital Partners, L.P.
                                             399 Park Avenue, 39th Floor
                                             New York, NY 10022

Date of Event Requiring Statement:           11/19/14

Name:                                        Cyrus Capital Partners, L.P.

Address:                                     c/o Cyrus Capital Partners, L.P.
                                             399 Park Avenue, 39th Floor
                                             New York, NY 10022

Date of Event Requiring Statement:           11/19/14

Name:                                        Cyrus Aviation Holdings, LLC

Address:                                     c/o Cyrus Capital Partners, L.P.
                                             399 Park Avenue, 39th Floor
                                             New York, NY 10022

Date of Event Requiring Statement:           11/19/14